Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Jensen Quality Mid Cap Fund
Jensen Global Quality Growth Fund
(together, the “Funds”)
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated March 4, 2025
to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated September 30, 2024, as supplemented

Effective March 1, 2025, Eric Schoenstein retired from service as a Portfolio Manager of the Funds, and as the Chief Investment Officer, Vice President, and a Managing Director and owner of the Funds’ investment adviser, Jensen Investment Management, Inc. (the “Adviser”).

Accordingly, all references to Mr. Schoenstein in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed.

Following Mr. Schoenstein’s retirement, each Fund continues to be managed by the remaining members of the Adviser’s designated portfolio manager investment teams.

Please retain this supplement for future reference.